Leases - Summary of Lease Cost (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Operating lease expense	¥ 44,754	¥ 40,001	¥ 32,781
Short-term lease expense	13,543	16,438	17,113
Total lease expense	¥ 58,297	¥ 56,439	¥ 49,894
Cash paid for amounts included in the measurement of lease liabilities:
Weighted-average remaining lease term (in years) – operating leases	1 year 6 months
Weighted-average discount rate – operating leases	4.80%